Parker Hannifin Corporation Fiscal 2021 Second Quarter Earnings Release February 4, 2021 Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. These statements may be identified from the use of forward-looking terminology such as “anticipates,” “believes,” “may,” “should,” “could,” “potential,” “continues,” “plans,” “forecasts,” “estimates,” “projects,” “predicts,” “would,” “intends,” “expects,” “targets,” “is likely,” “will,” or the negative of these terms and similar expressions, and include all statements regarding future performance, earnings projections, events or developments. Parker cautions readers not to place undue reliance on these statements. It is possible that the future performance and earnings projections of the company, including its individual segments, may differ materially from current expectations, depending on economic conditions within its mobile, industrial and aerospace markets, and the company's ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current economic environment, and growth, innovation and global diversification initiatives. Additionally, the actual impact of changes in tax laws in the United States and foreign jurisdictions and any judicial or regulatory interpretation thereof on future performance and earnings projections may impact the company’s tax calculations. A change in the economic conditions in individual markets may have a particularly volatile effect on segment performance. Among other factors which may affect future performance are: the impact of the global outbreak of COVID-19 and governmental and other actions taken in response; changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments; disputes regarding contract terms or significant changes in financial condition, changes in contract cost and revenue estimates for new development programs and changes in product mix; ability to identify acceptable strategic acquisition targets; uncertainties surrounding timing, successful completion or integration of acquisitions and similar transactions, including the integration of LORD Corporation or Exotic Metals; the ability to successfully divest businesses planned for divestiture and realize the anticipated benefits of such divestitures; the determination to undertake business realignment activities and the expected costs thereof and, if undertaken, the ability to complete such activities and realize the anticipated cost savings from such activities; ability to implement successfully capital allocation initiatives, including timing, price and execution of share repurchases; availability, limitations or cost increases of raw materials, component products and/or commodities that cannot be recovered in product pricing; ability to manage costs related to insurance and employee retirement and health care benefits; compliance costs associated with environmental laws and regulations; potential labor disruptions; threats associated with and efforts to combat terrorism and cyber-security risks; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; global competitive market conditions, including global reactions to U.S. trade policies, and resulting effects on sales and pricing; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates and credit availability, as well as uncertainties associated with the timing and conditions surrounding the return to service of the Boeing 737 MAX. The company makes these statements as of the date of this disclosure and undertakes no obligation to update them unless otherwise required by law. This presentation contains references to non-GAAP financial information for Parker, including organic sales for Parker and by segment, adjusted earnings per share, adjusted operating margin for Parker and by segment, EBITDA, adjusted EBITDA, EBITDA margin, and free cash flow. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. For Parker, adjusted EBITDA is defined as EBITDA before business realignment, Integration costs to achieve, acquisition related expenses, and Gain on sale of land. Free cash flow is defined as cash flow from operations less capital expenditures. Although organic sales, adjusted earnings per share, adjusted operating margin for Parker and by segment, EBITDA, adjusted EBITDA, EBITDA margin and free cash flow are not measures of performance calculated in accordance with GAAP, we believe that they are useful to an investor in evaluating the company performance for the period presented. Detailed reconciliations of these non- GAAP financial measures to the comparable GAAP financial measures have been included in the appendix to this presentation. Please visit www.PHstock.com for more information 2

3 Agenda CEO Comments and Highlights of Quarter Results Results & Outlook Questions & Answers

Unmatched Breadth of Core Technologies Interconnected Technologies Create Competitive Advantages 4

Outstanding Performance in FY21 Second Quarter 5 ▪ Top quartile safety performance; 23% reduction in recordable incidents ▪ Sales decline of 2.5% YoY; Organic decline of 6.1% YoY ▪ Q2 record net income of $447 million ▪ EBITDA margin was 23.1% as reported or 20.8% adjusted1, +230 bps vs. prior ▪ Q2 YTD Cash flow from operations a record at 20.4% of sales Total Parker FY21 Q2 FY20 Q2 Change Total Segment Operating Margin, As Reported 17.4% 13.9% Total Segment Operating Margin, Adjusted1 20.4% 17.9% 250 1. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations. + bps

Strong Cash Flow Deployment 6 ▪ Paid down $767 million of debt during FY21 Q2 ▪ ~$2.8 billion debt reduction in last 14 months Debt Ratios FY21 Q2 FY21 Q1 Gross debt to EBITDA 2.7x 3.4x Net debt to EBITDA 2.5x 3.0x Expect all serviceable debt to be paid off in 2021Reinitiating our 10b5-1 Share Repurchase Program  Gross Debt to EBITDA: Reduced to 2.7x from 4.0x in one year

Strategy Summary 8 Why We Win  The Win Strategy™  Decentralized business model  Technology breadth & interconnectivity  Engineered products with intellectual property  Long product life cycles  Global distribution, service & support  Low capital investment requirements  Great generators & deployers of cash over the cycle Where We Are Going  The Win Strategy™ 3.0  Purpose Statement  Strategies to Grow > GIPI  Portfolio Transformation + Position Parker for Top Quartile Performance GIPI = Global Industrial Production Index

9 The Win Strategy 3.0 and Our Purpose are Accelerating Performance

10

Parker is Essential to the Vaccine Value Chain 11 Development & Production • Mixing & purification control systems • Filtration & dispensing of bulk product Storage & Local Distribution • Low temp refrigeration for trailers, containers, and medical cold storage Shipping & Bulk Transport • Sterile vaccine transport containers • Motion & control technologies enabling air & ground transportation Patient Administration • On premises refrigeration • Pharmaceutical stoppers & syringe seals Enabling the Production & Delivery of Billions of Vaccines

Strategies to Grow > GIPI Portfolio Acquire companies with higher growth trajectory and resiliency:  CLARCOR  LORD  Exotic Performance  Strategic Positioning  Innovation - Winovation PVI and NPB  Simple by Design™  International Distribution  Digital Leadership  Annual Cash Incentive Program (ACIP) 12 PVI = Product Vitality Index NPB = New Product Blueprinting Consistent Growth Requires Both Portfolio & Performance Actions

14 Diluted Earnings per Share 2nd Quarter FY2021 vs. FY2020 As Reported Adjusted1 1. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations.

15 Influences on Adjusted Earnings per Share 2nd Quarter FY2021 vs. FY2020 11 1. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations.

Savings from Cost Out Actions 16 ~50% ~45% ~55% Savings FY21 Q2 YTD FY21 Total FY21 YoY Incremental Discretionary Actions ~$190 ~$225 ~$ 50 Permanent Actions ~$125 ~$250 ~$210 Total ~$315M ~$475M* ~$260M* *Estimated savings from cost actions will vary based on demand conditions ▪ Discretionary savings $50 million greater than previously guided ▪ Permanent savings remain on track

17 Sales & Segment Operating Margin Total Parker 1: Acquisitions reflect LORD (closed 10/29/19); 2: Integration Costs to Achieve for LORD and Exotic; 3: Acquisition-Related Expenses for LORD and Exotic $ in millions 2nd Quarter FY2021 % Change FY2020 Sales As Reported $ 3,412 (2.5)% $ 3,498 Acquisitions1 89 2.6 % Currency 40 1.0 % Organic Sales $ 3,283 (6.1)% FY2021 % of Sales FY2020 % of Sales Segment Operating Margin As Reported $ 593 17.4% $ 486 13.9 % Acquired Intangible Asset Amortization 81 74 Business Realignment 18 10 Integration Costs to Achieve2 3 7 Acquisition-Related Expenses3 — 49 Adjusted $ 695 20.4% $ 626 17.9%

18 Sales & Segment Operating Margin Diversified Industrial North America $ in millions 2nd Quarter FY2021 % Change FY2020 Sales As Reported $ 1,567 (3.0)% $ 1,616 Acquisitions1 50 3.1 % Currency (3) (0.2)% Organic Sales $ 1,520 (5.9)% FY2021 % of Sales FY2020 % of Sales Segment Operating Margin As Reported $ 282 18.0% $ 211 13.1 % Acquired Intangible Asset Amortization 48 45 Business Realignment 3 4 Integration Costs to Achieve2 1 5 Acquisition-Related Expenses3 — 29 Adjusted $ 334 21.3% $ 294 18.2% 1: Acquisitions reflect LORD (closed 10/29/19); 2: Integration Costs to Achieve for LORD; 3: Acquisition-Related Expenses for LORD

19 Sales & Segment Operating Margin Diversified Industrial International $ in millions 2nd Quarter FY2021 % Change FY2020 Sales As Reported $ 1,260 9.8% $ 1,147 Acquisitions1 37 3.2 % Currency 41 3.5 % Organic Sales $ 1,182 3.1 % FY2021 % of Sales FY2020 % of Sales Segment Operating Margin As Reported $ 220 17.5% $ 154 13.4 % Acquired Intangible Asset Amortization 21 16 Business Realignment 14 7 Integration Costs to Achieve2 1 2 Acquisition-Related Expenses3 — 5 Adjusted $ 256 20.3% $ 184 16.0% 1: Acquisitions reflect LORD (closed 10/29/19); 2: Integration Costs to Achieve for LORD; 3: Acquisition-Related Expenses for LORD

20 Sales & Segment Operating Margin Aerospace Systems $ in millions 2nd Quarter FY2021 % Change FY2020 Sales As Reported $ 585 (20.4)% $ 735 Acquisitions1 3 0.4 % Currency 1 0.1 % Organic Sales $ 581 (20.9)% FY2021 % of Sales FY2020 % of Sales Segment Operating Margin As Reported $ 91 15.5% $ 121 16.5 % Acquired Intangible Asset Amortization 13 12 Business Realignment 1 — Integration Costs to Achieve2 — 1 Acquisition-Related Expenses3 — 14 Adjusted $ 105 18.0% $ 148 20.2% 1: Acquisitions reflect LORD (closed 10/29/19); 2: Integration Costs to Achieve for Exotic; 3: Acquisition-Related Expenses for LORD and Exotic

21 Cash Flow Q2 YTD FY2021 vs. FY2020 ▪ Cash Flow from Operations of 20.4% of Sales ▪ Free Cash Flow of 19.0% of Sales ▪ Free Cash Flow Conversion of 164% Cash Flow from Operations $ Millions Highlights Q2 YTD Q2 YTD

22 Order Rates Excludes Acquisitions, Divestitures & Currency 3-month year-over-year comparisons of total dollars, except Aerospace Systems Aerospace Systems is calculated using a 12-month rolling average Dec 2020 Sep 2020 Dec 2019 Sep 2019 Total Parker — % (12)% (3)% (2)% Diversified Industrial North America 1% (11)% (7)% (6)% Diversified Industrial International 10% (4)% (6)% (10)% Aerospace Systems (18)% (25)% 12% 22% 0

23 FY2021 Guidance Increased EPS Midpoint: $12.15 As Reported, $13.90 Adjusted Sales Growth vs. Prior Year Diversified Industrial North America (0.1)% - 1.9% Diversified Industrial International 10.9% - 12.9% Aerospace Systems (14.3)% - (12.3)% Total Parker 0.7% - 2.7% Segment Operating Margins As Reported Adjusted1 Diversified Industrial North America 17.7% - 18.1% 21.1% - 21.5% Diversified Industrial International 17.6% - 18.0% 20.0% - 20.4% Aerospace Systems 16.0% - 16.4% 18.5% - 18.9% Total Parker 17.4% - 17.8% 20.2% - 20.6% Below the Line Items As Reported Adjusted2 Corporate General & Administrative Expenses, Interest and Other $388M $487M Tax Rate As Reported Full Year 23.0% Shares Diluted Shares Outstanding 130.6M Earnings Per Share As Reported Adjusted1,2 Range $11.90 - $12.40 $13.65 - $14.15 Detail of Pre-Tax Adjustments to: 1 Segment Margins 2 Below the Line Acquired Intangible Asset Amortization $322M3 — Business Realignment Charges $58M $2M Integration Costs to Achieve $15M — Gain on Land Sale — ($101M) 3: Acquired intangible asset amortization expense split approximately 59% Diversified Industrial North America, 25% Diversified Industrial International, and 16% Aerospace Systems.

24 FY2021 Guidance Reconciliation of Q2 Beat and Updated Guidance 1: Adjusted for acquired intangible asset Amortization, Business Realignment Charges, Integration Costs to Achieve, Gain on land sale, and the tax effect of such adjustments 11 Increase to 2nd Half Guide

Key Messages  Highly engaged global team  Strength & interconnectivity of Parker’s portfolio  Strategic portfolio transformation – CLARCOR, LORD & Exotic  Improving financial performance over the cycle  The Win Strategy™ 3.0 & Purpose Statement accelerates performance 25 Remain Confident in Achieving FY23 Targets

Appendix ▪ Consolidated Statement of Income ▪ Adjusted Amounts Reconciliation ▪ Reconciliation of EPS ▪ Business Segment Information ▪ Reconciliation of Total Segment Operating Margin to Adjusted Total Segment Operating Margin ▪ Reconciliation of EBITDA to Adjusted EBITDA ▪ Consolidated Balance Sheet ▪ Consolidated Statement of Cash Flows ▪ Reconciliation of Free Cash Flow Conversion ▪ Supplemental Sales Information – Global Technology Platforms ▪ Reconciliation of Forecasted EPS 27

Consolidated Statement of Income 28 (Unaudited) Three Months Ended December 31, (Dollars in thousands, except per share amounts) 2020 2019 Net sales $ 3,411,905 $ 3,497,974 Cost of sales 2,519,545 2,682,765 Selling, general and administrative expenses 356,572 491,121 Interest expense 62,990 82,891 Other (income), net (103,714) (13,549) Income before income taxes 576,512 254,746 Income taxes 129,015 50,148 Net income 447,497 204,598 Less: Noncontrolling interests 191 124 Net income attributable to common shareholders $ 447,306 $ 204,474 Earnings per share attributable to common shareholders: Basic earnings per share $ 3.47 $ 1.59 Diluted earnings per share $ 3.41 $ 1.57 Average shares outstanding during period - Basic 129,013,781 128,396,933 Average shares outstanding during period - Diluted 131,075,655 130,495,381 CASH DIVIDENDS PER COMMON SHARE (Unaudited) Three Months Ended December 31, (Amounts in dollars) 2020 2019 Cash dividends per common share $ 0.88 $ 0.88

Adjusted Amounts Reconciliation Consolidated Statement of Income 29 (Dollars in thousands, except per share data) (Unaudited) Quarter-to-Date FY 2021 % of Sales Acquired Intangible Asset Amortization Business Realignment Charges Lord Costs to Achieve Exotic Costs to Achieve Gain On Sale Of Land % of Sales As Reported Adjusted December 31, 2020 December 31, 2020 Net Sales $ 3,411,905 100.0% $ — $ — $ — $ — $ — $ 3,411,905 100.0 % Cost of Sales 2,519,545 73.8% — 14,183 393 — — 2,504,969 73.4 % Selling, general, and admin. expenses 356,572 10.5% 81,237 3,923 2,856 343 — 268,213 7.9 % Interest expense 62,990 1.8% — — — — — 62,990 1.8 % Other (income), net (103,714) (3.0)% — 661 — — (100,893) (3,482) (0.1)% Income before income taxes 576,512 16.9% (81,237) (18,767) (3,249) (343) 100,893 579,215 17.0 % Income taxes 129,015 3.8% 18,766 4,335 751 79 (24,503) 128,443 3.8 % Net Income 447,497 13.1% (62,471) (14,432) (2,498) (264) 76,390 450,772 13.2 % Less: Noncontrollable interests 191 0.0% — — — — — 191 0.0 % Net Income - common shareholders $ 447,306 13.1% $ (62,471) $ (14,432) $ (2,498) $ (264) $ 76,390 $ 450,581 13.2 % Diluted earnings per share $ 3.41 $ (0.48) $ (0.11) $ (0.02) $ — $ 0.58 $ 3.44

Adjusted Amounts Reconciliation Business Segment Information 30 (Dollars in thousands) (Unaudited) Quarter-to-Date FY 2021 % of Sales Acquired Intangible Asset Amortization Business Realignment Charges Lord Costs to Achieve Exotic Costs to Achieve Gain On Sale Of Land % of Sales2 As Reported Adjusted December 31, 2020 December 31, 2020 Diversified Industrial North America1 $ 281,619 18.0% $ 47,699 $ 2,863 $ 1,876 $ — $ — $ 334,057 21.3 % International1 220,213 17.5% 20,765 13,673 1,373 — — 256,024 20.3 % Aerospace Systems1 90,729 15.5% 12,773 1,386 — 343 — 105,231 18.0 % Total segment operating income 592,561 17.4% (81,237) (17,922) (3,249) (343) — 695,312 20.4 % Corporate administration 38,720 1.1% — 184 — — — 38,536 1.1 % Income before interest and other 553,841 16.2% (81,237) (18,106) (3,249) (343) — 656,776 19.2 % Interest expense 62,990 1.8% — — — — — 62,990 1.8 % Other (income) expense (85,661) (2.5)% — 661 — — (100,893) 14,571 0.4 % Income before income taxes $ 576,512 16.9% $ (81,237) $ (18,767) $ (3,249) $ (343) $ 100,893 $ 579,215 17.0% 1Segment operating income as a percent of sales is calculated on as reported segment sales. 2Adjusted amounts as a percent of sales are calculated on as reported segment sales.

Reconciliation of Earnings per Diluted Share to Adjusted Earnings per Diluted Share 31 (Unaudited) Three Months Ended December 31, (Amounts in dollars) 2020 2019 Earnings per diluted share $ 3.41 $ 1.57 Adjustments: Acquired intangible asset amortization expense 0.62 0.57 Business realignment charges 0.14 0.08 Lord costs to achieve 0.02 0.05 Acquisition-related expenses — 1.14 Gain on sale of land (0.77) — Tax effect of adjustments1 0.02 (0.43) Adjusted earnings per diluted share $ 3.44 $ 2.98 1This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the preceding line items of the table. We estimate the tax effect of each adjustment item by applying our overall effective tax rate for continuing operations to the pre-tax amount, unless the nature of the item and/or the tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment.

32 Business Segment Information (Unaudited) Three Months Ended December 31, (Dollars in thousands) 2020 2019 Net sales Diversified Industrial: North America $ 1,566,877 $ 1,615,852 International 1,259,625 1,147,084 Aerospace Systems 585,403 735,038 Total net sales $ 3,411,905 $ 3,497,974 Segment operating income Diversified Industrial: North America $ 281,619 $ 211,339 International 220,213 153,816 Aerospace Systems 90,729 121,039 Total segment operating income 592,561 486,194 Corporate general and administrative expenses 38,720 35,660 Income before interest expense and other expense 553,841 450,534 Interest expense 62,990 82,891 Other (income) expense (85,661) 112,897 Income before income taxes $ 576,512 $ 254,746

33 Reconciliation of Total Segment Operating Margin to Adjusted Total Segment Operating Margin (Unaudited) Three Months Ended Three Months Ended (Dollars in thousands) December 31, 2020 December 31, 2019 Operating income Operating margin Operating income Operating margin Total segment operating income $ 592,561 17.4% $ 486,194 13.9 % Adjustments: Acquired intangible asset amortization expense 81,237 73,956 Business realignment charges 17,922 9,719 Lord costs to achieve 3,249 6,725 Exotic costs to achieve 343 489 Acquisition-related expenses — 48,725 Adjusted total segment operating income $ 695,312 20.4% $ 625,808 17.9%

34 Reconciliation of EBITDA to Adjusted EBITDA (Unaudited) Three Months Ended December 31, (Dollars in thousands) 2020 2019 Net sales $ 3,411,905 $ 3,497,974 Net income $ 447,497 $ 204,598 Income taxes 129,015 50,148 Depreciation and amortization 149,818 144,229 Interest expense 62,990 82,891 EBITDA 789,320 481,866 Adjustments: Business realignment charges 18,767 9,836 Lord costs to achieve 3,249 6,725 Exotic costs to achieve 343 489 Acquisition-related expenses — 148,467 Gain on sale of land (100,893) — Adjusted EBITDA $ 710,786 $ 647,383 EBITDA margin 23.1% 13.8 % Adjusted EBITDA margin 20.8% 18.5%

Consolidated Balance Sheet 35 (Unaudited) December 31, June 30, December 31, (Dollars in thousands) 2020 2020 2019 Assets Current assets: Cash and cash equivalents $ 564,734 $ 685,514 $ 948,355 Marketable securities and other investments 43,314 70,805 145,120 Trade accounts receivable, net 1,816,731 1,854,398 1,973,187 Non-trade and notes receivable 312,590 244,870 319,126 Inventories 1,870,948 1,814,631 2,014,260 Prepaid expenses and other 191,362 214,986 261,103 Total current assets 4,799,679 4,885,204 5,661,151 Property, plant and equipment, net 2,302,142 2,292,735 2,335,940 Deferred income taxes 134,325 126,839 114,032 Investments and other assets 795,073 764,563 941,588 Intangible assets, net 3,695,194 3,798,913 4,036,108 Goodwill 8,101,016 7,869,935 7,955,170 Total assets $ 19,827,429 $ 19,738,189 $ 21,043,989 Liabilities and equity Current liabilities: Notes payable and long-term debt payable within one year $ 610,909 $ 809,529 $ 1,604,318 Accounts payable, trade 1,343,011 1,111,759 1,311,733 Accrued payrolls and other compensation 345,973 424,231 372,549 Accrued domestic and foreign taxes 218,624 195,314 165,265 Other accrued liabilities 688,566 607,540 637,257 Total current liabilities 3,207,083 3,148,373 4,091,122 Long-term debt 6,602,309 7,652,256 8,141,220 Pensions and other postretirement benefits 1,843,209 1,887,414 1,366,814 Deferred income taxes 420,699 382,528 569,582 Other liabilities 631,825 539,089 532,750 Shareholders' equity 7,105,982 6,113,983 6,330,175 Noncontrolling interests 16,322 14,546 12,326 Total liabilities and equity $ 19,827,429 $ 19,738,189 $ 21,043,989

Consolidated Statement of Cash Flows 36 (Unaudited) Six Months Ended December 31, (Dollars in thousands) 2020 2019 Cash flows from operating activities: Net income $ 769,214 $ 543,639 Depreciation and amortization 298,260 253,300 Share incentive plan compensation 79,833 73,069 Gain on property, plant and equipment (102,565) (4,478) Gain on marketable securities (6,959) (1,969) Gain on investments (4,783) (1,849) Net change in receivables, inventories and trade payables 269,322 227,247 Net change in other assets and liabilities 47,707 (278,168) Other, net 3,959 15,177 Net cash provided by operating activities 1,353,988 825,968 Cash flows from investing activities: Acquisitions (net of cash of $82,192 in 2019) — (5,075,605) Capital expenditures (92,907) (118,593) Proceeds from sale of property, plant and equipment 124,428 20,993 Purchases of marketable securities and other investments (16,029) (190,129) Maturities and sales of marketable securities and other investments 52,019 198,872 Other 11,183 9,374 Net cash provided by (used in) investing activities 78,694 (5,155,088) Cash flows from financing activities: Net payments for common stock activity (57,688) (134,892) Net (payments for) proceeds from debt (1,324,348) 2,416,222 Dividends paid (227,228) (227,025) Net cash (used in) provided by financing activities (1,609,264) 2,054,305 Effect of exchange rate changes on cash 55,802 3,403 Net decrease in cash and cash equivalents (120,780) (2,271,412) Cash and cash equivalents at beginning of year 685,514 3,219,767 Cash and cash equivalents at end of period $ 564,734 $ 948,355

Reconciliation of Free Cash Flow Conversion 37 (Unaudited) Six Months Ended December 31, 2020 (Dollars in thousands) Net income $ 769,214 Cash flow from operations $ 1,353,988 Capital Expenditures (92,907) Free cash flow $ 1,261,081 Free cash flow conversion (free cash flow / net income) 164%

Supplemental Sales Information Global Technology Platforms 38 Three Months Ended (Unaudited) December 31, (Dollars in thousands) 2020 2019 Net sales Diversified Industrial: Motion Systems $ 720,315 $ 752,306 Flow and Process Control 949,949 942,249 Filtration and Engineered Materials 1,156,238 1,068,381 Aerospace Systems 585,403 735,038 Total $ 3,411,905 $ 3,497,974

Reconciliation of EPS Fiscal Year 2021 Guidance 39 (Unaudited) (Amounts in dollars) Fiscal Year 2021 Forecasted earnings per diluted share $11.90 to $12.40 Adjustments: Business realignment charges 0.46 Costs to achieve 0.11 Acquisition-related intangible asset amortization expense 2.47 Gain on sale of land (0.77) Tax effect of adjustments1 (0.52) Adjusted forecasted earnings per diluted share $13.65 to $14.15 1This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the preceding line items of the table. We estimate the tax effect of each adjustment item by applying our overall effective tax rate for continuing operations to the pre-tax amount, unless the nature of the item and/or the tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment.